SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 2, 2010

SYNALLOY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19687	57-0426694
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	Croft Industrial Park, P.O. Box 5627, Spartanburg, SC 29304	29304
	(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (864) 585-3605

INAPPLICABLE
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Gregory M. Bowie, the Registrant’s CFO and Vice President, Finance, resigned effective April 2, 2010 to accept another position. Mr. Bowie has been a valued member of the Company’s management team for 16 years. The Company wishes him success in his future endeavor.

Richard D. Sieradzki, 55, has been named the interim CFO. Mr. Sieradzki has been Assistant Vice President, Finance for the Registrant since June 2007. Prior to joining the Company, he was employed by Buffets, Inc. – Ryan’s Division as Divisional Vice President, Finance from 2006 to 2007 and From 1988 to 2006, he was Vice President, Accounting and Corporate Controller at Ryan’s Restaurant Group, Inc. His primary responsibilities at Ryan’s included financial statement preparation and SEC reporting and  disclosures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /S/ Richard D. Sieradzki
Richard D. Sieradzki
Interim Chief Financial Officer and Principal Accounting Officer

Dated: April 5, 2010